UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under to §240.14a-12

ORUKA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ORUKA THERAPEUTICS, INC. 855 OAK GROVE AVE., SUITE 100 MENLO PARK, CA 94025 ORUKA THERAPEUTICS, INC. 2025 Annual Meeting Vote by June 1, 2025 11:59 PM ET You invested in ORUKA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2025. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to May 19, 2025. If you would like to request a paper or email copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 2, 2025 8:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/ORKA2025 * The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting. Smartphone users Point your camera here and vote without entering a control number For more complete information and to vote, visit www.ProxyVote.com Control # V69755 - P25836

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. For 1. Election of Class I Directors for terms expiring in 2028. Nominees: 1) Carl Dambkowski, M.D. 2) Peter Harwin For 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Oruka Therapeutics, Inc. for its fiscal year ending December 31, 2025. For 3. To approve, on a non - binding, advisory basis, the compensation of our named executive officers. 1 Year 4. To vote, on a non - binding, advisory basis, on the frequency of future advisory votes to approve compensation for our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Voting Items Board Recommends V69756 - P25836